January 30, 2012

Summary Prospectus

BlackRock FundsSM | Investor, Institutional and Class R Shares

>  BlackRock Mid-Cap Value Equity Portfolio

Fund	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares	Class R Shares
BlackRock Mid-Cap Value Equity Portfolio	BMCAX	BMCVX	BMCCX	CMVIX	BMCRX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated January 30, 2012, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Summary Prospectus

Key Facts About BlackRock Mid-Cap Value Equity Portfolio

Investment Objective

The investment objective of BlackRock Mid-Cap Value Equity Portfolio (“Mid-Cap Value Equity” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Mid-Cap Value Equity. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock Advisors, LLC (“BlackRock”). More information about these and other discounts is available from your financial professional and in the “Details About the Share Classes” section on page 27 of the Fund’s prospectus and in the “Purchase of Shares” section on page II-58 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[1]	4.50%[2]	1.00%[3]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares	Class R Shares
Management Fee	0.78%	0.78%	0.78%	0.78%	0.78%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	0.50%
Other Expenses	0.34%	0.35%	0.38%	0.30%	0.44%
Total Annual Fund Operating Expenses	1.37%	2.13%	2.16%	1.08%	1.72%
Fee Waivers and/or Expense Reimbursements[4]	(0.08)%	(0.07)%	(0.10)%	(0.11)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[4]	1.29%	2.06%	2.06%	0.97%	1.65%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.
[2]	The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details About the Share Classes — Investor B Shares” in the Fund’s prospectus for the complete schedule of CDSCs.)
[3]	There is no CDSC on Investor C Shares after one year.
[4]	As described in the “Management of the Funds” section of the Fund’s prospectus on pages 42–47, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 1.29% (for Investor A Shares), 2.06% (for Investor B and Investor C Shares), and 0.97% (for Institutional Shares) until February 1, 2013 and 1.65% (for Class R Shares) until February 1, 2022. On February 1 of each year, the Class R Shares waiver agreement will renew automatically for an additional year so that the agreement will have a perpetual ten-year term. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$649	$929	$1,228	$2,078
Investor B Shares	$659	$1,010	$1,338	$2,263
Investor C Shares	$309	$666	$1,150	$2,485
Institutional Shares	$99	$333	$585	$1,307
Class R Shares	$168	$520	$897	$1,955

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor B Shares	$209	$660	$1,138	$2,263
Investor C Shares	$209	$666	$1,150	$2,485

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 137% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Mid-Cap Value Equity normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization value companies. Fund management considers value companies to be undervalued by the market as measured by certain financial formulas. Equity securities consist primarily of common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. Although a universal definition of mid-capitalization companies does not exist, the Fund generally defines these companies, at the time of the Fund’s investment, as those with market capitalizations comparable in size to the companies in the Russell Midcap® Value Index (between approximately $520 million and $17.8 billion as of June 30, 2011, the most recent rebalance date). In the future, the Fund may define mid-capitalization companies using a different index or classification system. The Fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. From time to time the Fund may invest in shares of companies through “new issues” or initial public offerings (“IPOs”). The Fund may invest in real estate investment trusts (“REITs”), which own interests in real estate or in real estate related loans or other interests, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties.

The Fund may, when consistent with the Fund’s investment objective, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). Derivatives may be used to attempt to reduce risk to the Fund as a whole (hedge), maintain liquidity and commit cash pending investment. The Fund may also write options to generate income. Fund management also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in Mid-Cap Value Equity, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

■	Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.
■	Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.
■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
■	Investment Style Risk — Under certain market conditions, value investments have performed better during periods of economic recovery. Therefore, this investment style may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Mid-Cap Securities Risk — The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
■	“New Issues” Risk — “New Issues” are initial public offerings of U.S. equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.
■	REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Performance Information

On January 31, 2005, Mid-Cap Value Equity reorganized with the State Street Research Mid-Cap Value Fund (the “SSR Fund”), which had investment goals and strategies similar to the Fund. For periods prior to January 31, 2005, the chart and table show performance information for the SSR Fund. The returns in the table for Class R Shares, which commenced operations on July 30, 2010, are based on the Fund’s Investor A Shares adjusted to reflect the class specific fees applicable to Class R Shares.

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Russell Midcap® Value Index. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s results can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Investor A Shares
ANNUAL TOTAL RETURNS
BlackRock Mid-Cap Value Equity Portfolio
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 20.96% (quarter ended June 30, 2003) and the lowest return for a quarter was –25.07% (quarter ended December 31, 2008).

As of 12/31/11 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Mid-Cap Value Equity Portfolio — Investor A
Return Before Taxes	(10.50)%	(1.57)%	4.90%
Return After Taxes on Distributions	(10.58)%	(2.35)%	3.56%
Return After Taxes on Distributions and Sale of Shares	(6.72)%	(1.64)%	3.66%
BlackRock Mid-Cap Value Equity Portfolio — Investor B
Return Before Taxes	(10.56)%	(1.60)%	4.85%
BlackRock Mid-Cap Value Equity Portfolio — Investor C
Return Before Taxes	(7.31)%	(1.27)%	4.69%
BlackRock Mid-Cap Value Equity Portfolio — Institutional
Return Before Taxes	(5.33)%	(0.20)%	5.78%
BlackRock Mid-Cap Value Equity Portfolio — Class R
Return Before Taxes	(5.95)%	(0.49)%	5.56%
Russell Midcap® Value Index (Reflects no deduction for fees, expenses or taxes)	(1.38)%	0.04%	7.67%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, Investor C, Institutional and Class R Shares will vary.

Investment Manager

Mid-Cap Value Equity’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title
Anthony Forcione, CFA	2005	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares	Investor B Shares	Institutional Shares	Class R Shares
Minimum Initial Investment	$1,000 for all accounts except: · $250 for certain fee- based programs. · $100 for retirement plans. · $50, if establishing an Automatic Investment Plan (“AIP”).	Available only through exchanges and dividend reinvestments by current holders and for purchase by certain qualified employee benefit plans.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisors who have $250,000 invested in the Fund.	$100 for all accounts.
Minimum Additional Investment	$50 for all accounts except certain retirement plans and payroll deduction programs may have a lower minimum.	N/A	No subsequent minimum.	No subsequent minimum.

Tax Information

The Fund’s dividends and distributions may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax-deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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